                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-4 of SPSS Inc. of our report dated January 24, 2001 relating to the financial statements of NetGenesis, Inc. which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
November 29, 2001